EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
Supplement to Statement of Additional Information dated March 1, 2011

1. The following is added to "Portfolio Securities Transactions":

Nonminee Name. Investments of Floating Rate Portfolio are held in the name "Grayson & Co." Grayson & Co., a Massachusetts general partnership, was formed by Floating Rate Portfolio’s custodian for the sole purpose of acting as nominee for the Portfolio.  The only partners of Grayson & Co. are current employees of the custodian.

June 29, 2011